UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2006

Caterpillar Financial Services Corporation
(Exact name of Registrant as specified in its charter)

0-13295
(Commission File Number)

Delaware	37-1105865
(State of incorporation)	(IRS Employer Identification Number)

2120 West End Avenue
Nashville, Tennessee 37203-0001
(Address of principal executive offices, with zip code)

(615) 341-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Caterpillar Financial Services Corporation (the "Company") intends to file an amendment to its Quarterly Report on Form 10-Q for the three months ended March 31, 2006, that will include a restated Consolidated Statement of Cash Flows for the reporting period covered by that report. The company’s Consolidated Statement of Cash Flows in the Quarterly Report on Form 10-Q for the period ended June 30, 2006, to be filed with the Securities and Exchange Commission on or about August 2, 2006, will include the results of the restated Consolidated Statement of Cash Flows for the three months ended March 31, 2006. Item 4.02 below contains additional information about the Company’s adjustments to its Consolidated Statement of Cash Flows and is incorporated herein by reference.

The information under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements of a Related Audit Report or Completed Interim Review

On July 28, 2006, the Company and its Board of Directors determined that it will restate its Consolidated Statement of Cash Flows for the three months ended March 31, 2006. The restatement arose as a result of management’s determination that, due to an error, interest paid on certain debt (primarily discounts on commercial paper) was incorrectly reported as “cash flows from financing activities” and should have been reported as “cash flows from operating activities” for the three months ended March 31, 2006.

The restatement does not affect the net change in "cash and cash equivalents" for the three months ended March 31, 2006 and has no impact on the Company’s Consolidated Statement of Profit, Consolidated Statement of Financial Position or the Consolidated Statement of Changes in Stockholder’s Equity as presented in the Form 10-Q for the three months ended March 31, 2006.

The Company's management has discussed this matter with the Company’s independent registered public accounting firm PricewaterhouseCoopers LLP.

As a result of the foregoing, the Company intends to file a Form 10-Q/A for the three months ended March 31, 2006 restating the Consolidated Statement of Cash Flows to report this interest paid as cash flows from operating activities and making other conforming changes to the management’s discussion and analysis of financial condition and results of operations and Form 10-Q Part I, Item 4 disclosures. The previously filed Consolidated Financial Statements for the three months ended March 31, 2006 should not be relied upon.

A summary of the effect of the restatement on the Consolidated Statement of Cash Flows for the three months ended March 31, 2006 is as follows:
	As Reported	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Other, net	$24	$(25)
Accrued expenses and other liabilities, net	$2	$3
Net cash provided by operating activities	$189	$141

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on debt issued (original maturities greater than 3 months)	$(2,821)	$(2,800)
Short-term borrowings (original maturities three months or less) -- net	$980	$1,007
Net cash provided by financing activities	$111	$159
(Decrease)/Increase in cash and cash equivalents	$(11)	$(11)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Caterpillar Financial Services Corporation

Date: August 2, 2006	By: /s/ Michael G. Sposato
Michael G. Sposato
Secretary